FFC P2 P4 03/21

SUPPLEMENT DATED MARCH 15, 2021

TO THE PROSPECTUSES DATED MAY 1, 2020

FOR FRANKLIN FLEX CAP GROWTH VIP FUND

(a series of Franklin Templeton Variable Insurance Products Trust)

The prospectus is amended as follows:

I.  The Board of Trustees recently approved various changes to the Franklin Flex Cap Growth VIP Fund (the “Fund”) to be effective on or about May 1, 2021. Among other things, the proposals approved by the Board include changing the name of the Fund to the “Franklin DynaTech VIP Fund,” changing the Fund’s investment philosophy to focus on equity securities of companies that the investment manager believes are leaders in innovation, take advantage of new technologies, have superior management, and benefit from new industry conditions in the dynamically changing global economy; and reducing the Fund’s investment management fee so that the Fund will pay the investment manager fees according to the following fee schedule:

•       0.63% of the value of its net assets up to and including $100 million;

•       0.50% of the value of its net assets over $100 million up to and including $250 million;

•       0.45% of the value of its net assets over $250 million up to and including $7.5 billion;

•       0.44% of the value of its net assets over $7.5 billion up to and including $10 billion;

•       0.43% of the value of its net assets over $10 billion up to and including $12.5 billion;

•       0.42% of the value of its net assets over $12.5 billion up to and including $15 billion;

•       0.40% of the value of its net assets over $15 billion.

Please keep this supplement with your prospectus for future reference.